UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2021

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2021, Century Aluminum Company (the “Company”) and certain of its direct and indirect domestic subsidiaries (together with the Company, the “Borrowers”), entered into a Third Amendment (the "Third Amendment") to its existing $175 million senior secured revolving credit facility, dated as of May 16, 2018, by and among the Borrowers, the financial institutions party thereto as lenders (the "Lenders") and Wells Fargo Capital Finance, LLC acting as lead arranger and agent for the Lenders (the "Agent"), as amended, modified and supplemented from time to time (the “Existing Credit Facility”), whereby Borrowers, Agent and Lenders agreed to amend the Existing Credit Facility to exercise a portion of the uncommitted accordion feature in the amount of $45 million such that, after giving effect thereto, the aggregate revolving credit maximum capacity is increased from $175 million to $220 million (the "Increased Facility ).

Other than as described above, the terms of the Existing Credit Facility remain the same.

The description of the Third Amendment and the Increased Facility set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the Third Amendment to the Existing Credit Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The description of the Existing Credit Facility is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the Existing Credit Facility, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1
Amendment No. 3, dated as of December 23, 2021 to the Second Amended and Restated Loan and Security Agreement, dated as of May 16, 2018, among Century Aluminum Company, Century Aluminum of South Carolina, Inc., Century Aluminum of Kentucky General Partnership, NSA General Partnership and Century Aluminum Sebree LLC, as borrowers, the financial institutions party thereto as lenders, and Wells Fargo Capital Finance, LLC, as agent and lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 27, 2021	By:	/s/ John DeZee
			Name:	John DeZee
			Title:	Executive Vice President, General Counsel and Secretary